INCOME TAXES - Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets
Loss carryforwards	$ 10,201	$ 9,131
Tax credits	1,128	891
Interest limitation carryforwards	25	0
Accrued expenses	597	716
Share-based compensation	127	106
Fixed assets and intangibles	180	176
Other	187	164
Total deferred tax assets, gross	12,445	11,184
Valuation allowance	(12,445)	(11,184)
Total deferred tax assets, net	$ 0	$ 0